Exhibit 10.4

EXECUTION VERSION

THIS SUBORDINATED NOTE AND THE RIGHTS AND OBLIGATIONS EVIDENCED HEREBY ARE SUBORDINATED IN THE MANNER AND TO THE EXTENT SET FORTH HEREIN, AND EACH HOLDER OF THIS NOTE, BY ACCEPTANCE HEREOF, IRREVOCABLY AGREES TO BE BOUND BY THE PROVISIONS HEREOF.

SUBORDINATED DELAYED DRAW NOTE

May 16, 2019

FOR VALUE RECEIVED, LIBERTY TAX, INC., a Delaware corporation (the “Borrower”), hereby promises to pay to Vintage Capital Management LLC or its assigns (the “Lender”), the aggregate unpaid principal amount of all loans made by the Lender to the Borrower pursuant to the terms and conditions of this Subordinated Note (this “Note”), together with interest on the unpaid principal balance at the rate and on the terms provided in this Note, on the Maturity Date (as defined below), as such Maturity Date may be extended in accordance with the terms hereof, subject to the restrictions on payment set forth herein. The Lender agrees to make one or more loans (but not more than three loans) evidenced by this Note on or after the date hereof and at any time prior to the Maturity Date, as defined below, provided that the aggregate amount of loans made hereunder (excluding interest and fees added to the principal amount of such loans) shall not exceed $10,000,000 (the “Commitment Amount”). Loans shall be made by notice by the Borrower to the Lender at the address set forth below (which, if by facsimile or email, shall be followed by written notice) at least three business days prior to the requested date of disbursement thereof, which notice shall specify the date and amount of each such loan and instructions for disbursement of such loan, but no loan may be requested or made hereunder unless at the time of such request there are no undrawn commitments to lend under the Credit Agreement (as defined below). The Lender will make the loans so requested on the date indicated, so long as (a) no Event of Default shall have occurred and be continuing on such date and (b) after giving effect to such loan, the aggregate amount of loans made hereunder and not repaid (excluding interest and fees paid in kind) does not exceed the Commitment Amount. The proceeds of the loans evidenced by this Note shall be used by the Borrower to fund working capital and for other general corporate purposes of the Borrower and its subsidiaries. Interest shall accrue on the unpaid principal amount of this Note outstanding from time to time from and including the date hereof until the date paid in full at a rate per annum equal to the Adjusted LIBOR Rate (as defined in the Credit Agreement) for an Interest Period of one month plus 4.00%; provided that, in the event that the Adjusted LIBOR Rate is unavailable for any reason, interest shall accrue a rate per annum equal to the Alternate Base Rate plus 2.00%. Interest shall be due and payable in kind monthly on the last day of each month (each an “Interest Payment Date”) after the date hereof, commencing on the Interest Payment Date immediately succeeding the date of the first advance hereunder until the principal hereof shall have been paid in full in cash (whether at maturity or at a date fixed for prepayment or by declaration or otherwise). For the avoidance of doubt, on each Interest Payment Date, accrued interest with respect to the unpaid principal amount of this Note outstanding shall, in lieu of being paid in cash or any other form of consideration, be paid in kind by being added to the outstanding principal balance of this Note, and such amount shall thereafter bear interest in the same manner as the remaining unpaid principal amount of this Note outstanding. Interest shall be computed on the basis of the actual number of days elapsed over a year consisting of 360 days. For the purposes hereof, the “Maturity Date” means August 31, 2020, provided that if the maturity date for the loans and commitments under the Credit Agreement is extended (including by means of a refinancing or replacement of the Credit Agreement), the Maturity Date shall automatically and without further act by any person be extended so that the Maturity Date is the date 91 days after the latest maturity date for the loans and commitments under the Credit Agreement.

The Borrower shall pay to the Lender a commitment fee from time to time, which shall accrue at a rate per annum equal to 0.50% and shall be payable on the average daily amount in each month by which the Commitment Amount exceeds the aggregate amount of loans made hereunder and not repaid. The commitment fee shall be paid in kind quarterly on the last day of each quarter after the date hereof, commencing with the last business day of the month ending after the date hereof and continuing until the principal amount hereof shall have been paid in full and in cash and the commitment hereunder terminated, and shall be added to the principal amount hereof. For the avoidance of doubt, on each such date, accrued commitment fees shall, in lieu of being paid in cash or in any other form of consideration, be paid in kind by being added to the outstanding principal amount of this Note, and such amount shall thereafter bear interest in the same manner as the remaining unpaid principal amount of this Note outstanding. Such commitment fees shall be computed on the basis of the actual number of days elapsed over a year consisting of 360 days.

The entire principal amount of this Note, together with all accrued and unpaid interest thereon and all other sums evidenced by this Note, shall be due and payable on the Maturity Date.

Reference is hereby made to that certain Credit Agreement, dated as of May 16, 2019, among the Borrower, as borrower, the lenders party thereto and Citizens Bank, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”) (together with any replacement, refinancing or other successor or substitution for all or any of the indebtedness and commitments thereunder, as any of the foregoing may be amended, supplemented or otherwise modified, the “Credit Agreement”). Unless otherwise stated, capitalized terms used herein and not defined herein shall have the meanings assigned to such terms in the Credit Agreement.

Notwithstanding anything to the contrary contained in this Note, all indebtedness under, and the payment of any and all interest, fees and other amounts due under, this Note (collectively, the “Note Obligations”) shall be subordinate and subject in right and time of payment, to the extent and in the manner hereinafter set forth, to all Secured Obligations (hereinafter, the “Senior Indebtedness”), and the Borrower hereby agrees that it shall not make, and by accepting this Note, the Lender acknowledges and agrees that it will not accept, any payment or distribution under this Note until (a) all Commitments have been terminated, (b) no Letters of Credit are outstanding (or if Letters of Credit remain outstanding, the same are Backstopped), and (c) the Loans, L/C Obligations (other than with respect to the undrawn portion of outstanding Letters of Credit), together with all interest and fees related thereto and other Loan Document Obligations (other than unasserted contingent indemnification and unasserted expense reimbursement obligations in each case not yet due and payable), have been indefeasibly paid in full in cash, and (c) the Lender shall have confirmation of the satisfaction of the foregoing clauses (a) and (b) duly executed by the Administrative Agent (the satisfaction of the foregoing subclauses (a), (b) and (c) being hereinafter collectively referred to as “Paid in Full” and “Payment in Full” shall have a correlative meaning), other than any payment under this Note that consists solely of payments of interest which are payable in kind on a non-accelerated basis in accordance with the terms hereof.

By accepting this Note, the Lender agrees that:

(i)                 in the event any payment or distribution is collected or received by the Lender with respect to this Note and such collection or receipt is not expressly permitted under (x) the terms of this Note, or (y) the Credit Agreement, the Lender shall at all times prior to the Payment in Full of the Senior Indebtedness, forthwith deliver the same to the Administrative Agent, to be applied to the Senior Indebtedness, in precisely the form received (except for the endorsement or the assignment of the Lender where necessary) and, until so delivered, the same shall be held in trust by the Lender as the property of the Administrative Agent and the other Secured Parties (the Administrative Agent and the Secured Parties, each a “Senior Party” and collectively, the “Senior Parties”), and any payments or property so received by the Administrative Agent shall be applied to the Senior Indebtedness in accordance with the terms thereof; and

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(ii)               (A) until the Senior Indebtedness has been Paid In Full, the Lender shall not accept any Lien or other credit support, including any Guarantee, securing or Guaranteeing the obligations of the Borrower hereunder, (B) any Liens of the Lender in the Collateral or any Guarantee made and accepted in violation of the foregoing clause (A) shall be and hereby are subordinated for all purposes and in all respects to the Liens and security interests of the Administrative Agent on behalf of the Secured Parties in the Collateral securing the Senior Indebtedness, regardless of the time, manner or order of perfection of any such Liens and security interests, (C) the Lender will not at any time contest the amount, validity, perfection, priority or enforceability of the Senior Indebtedness, the Loan Documents, or the Liens and security interests of the Senior Parties in the Collateral, and (D) if the Lender (or any of its agents or representatives) obtains any Liens in the Collateral or any other assets of the Borrower, or if any such Guarantee is made at any time prior to the Payment in Full of the Senior Indebtedness, the Lender shall (or shall cause such agent or representative) to promptly execute and deliver to the Administrative Agent such termination statements and releases as the Administrative Agent shall request to effect the release of the Liens of the Lender in such Collateral or other assets or such Guarantee, as the case may be.

By accepting this Note the Lender further agrees that:

(a)       The subordination provisions of this Note shall be applicable both before and after the commencement, whether voluntary or involuntary, of any Insolvency Proceeding (as hereinafter defined), and all references herein to the Borrower shall be deemed to apply to the Borrower as a debtor-in-possession and to any trustee in bankruptcy for the estate of the Borrower. Furthermore, the subordinations contained herein shall apply notwithstanding the fact that all or any part of Senior Indebtedness or any claim for or with respect to any Senior Party is subordinated, avoided or disallowed, in whole or in part, in any Insolvency Proceeding or other applicable federal, state or foreign law. Without limiting the foregoing, the Lender expressly covenants and agrees that the subordination provisions of this Note are enforceable under applicable bankruptcy law and should be enforced under Section 510(a) of the Bankruptcy Code (as hereinafter defined).

(b)       The Lender shall not make any election, give any consent, file any motion or take any other action (including, without limitation, any action under Section 105 of the Bankruptcy Code) with respect to the obligations hereunder in any case by or against the Borrower or any of its subsidiaries in any Insolvency Proceeding at any time prior to the Payment in Full of the Senior Indebtedness without the prior written consent of the Administrative Agent. With respect to claims arising from the obligations hereunder, the Lender hereby appoints the Administrative Agent as its agent, and grants to the Administrative Agent an irrevocable power of attorney coupled with an interest, and its proxy, for the purpose of exercising any and all rights and taking any and all actions available to the Lender in connection with any case by or against any Loan Party in any Insolvency Proceeding, including without limitation, the right to vote to propose a plan, to accept or reject a plan, to file a claim, to make any election under Section 1111(b) of the Bankruptcy Code and to file a motion to obtain relief from or to modify the automatic stay. The Lender hereby agrees that, upon the request of the Administrative Agent, the Lender shall do, execute, acknowledge and deliver to the Administrative Agent all and every such further acts, deeds, conveyances and instruments as the Administrative Agents may request for the better assuring and evidencing of the foregoing appointment and grant.

(c)       In the event of an Insolvency Proceeding, all Senior Indebtedness shall first be Paid in Full in cash before any payment or distribution (whether made in cash, in kind, in securities or other property) of or with respect to this Note shall be made, received, accepted, or retained. In the event of any Insolvency Proceeding, any payment or distribution in any such Insolvency Proceeding of any kind or character, whether in cash, securities, or other property that would otherwise (but for the provisions hereof) be payable or deliverable in respect hereof shall be paid or delivered by the person making such distribution or payment, whether a trustee in bankruptcy, receiver, assignee for the benefit of creditors, liquidating trustee or agent, or otherwise, at all times prior to the Payment in Full of the Senior Indebtedness directly to the Administrative Agent for application in payment of the Senior Indebtedness, to the extent necessary to pay in full all Senior Indebtedness then remaining unpaid.

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(d)       To the extent any transfer, payment or distribution of assets with respect to Senior Indebtedness (whether in cash, property or securities and whether by or on behalf of the Borrower, any other Loan Party, or any subsidiary of the foregoing, as proceeds of security or enforcement of any right of setoff or otherwise) is declared to be fraudulent or preferential, set aside or required to be paid to or on behalf of the Borrower, any other Loan Party, or any subsidiary of the foregoing, the estate in bankruptcy thereof, any third party, or a trustee, receiver or other similar party under any bankruptcy, insolvency, receivership or similar law, then if such payment is recovered by or on behalf of, or paid over to or on behalf of, the Borrower or any other Loan Party, the estate in bankruptcy thereof, any third party, or such trustee, receiver or other similar party, the Senior Indebtedness or part thereof originally intended to be satisfied shall be deemed to be reinstated and outstanding as if such payment or distribution had not occurred, and the subordination terms and provisions contained herein shall be reinstated and apply with respect to such transfer, payment or distribution. Neither the Administrative Agent nor any other holder of Senior Indebtedness shall be required to contest any such declaration or obligation to return such payment or distribution.

(e)       For purposes hereof:

“Bankruptcy Code” means Title 11 of the United State Code or any similar federal or state law for the relief of debtors.

“Insolvency Proceeding” means any proceeding, whether voluntary or involuntary, under the Bankruptcy Code, or any other bankruptcy, insolvency, liquidation, reorganization, composition, extension, arrangement, adjustment or other similar proceeding by, against or concerning the Borrower or any subsidiary thereof, any action for the winding-up or dissolution of the Borrower or any subsidiary thereof, any proceeding (judicial or otherwise) concerning the application of the assets of Borrower or any subsidiary thereof for the benefit of its or their respective creditors, the appointment of or any proceeding seeking the appointment of a trustee, receiver or other similar custodian for all or any substantial part of the assets of the Borrower or any subsidiary thereof, a general assignment for the benefit of creditors or any proceeding or action seeking the marshaling of the assets and liabilities of Borrower or any subsidiary thereof, or any other action concerning the adjustment of the debts of Borrower or any subsidiary thereof or the cessation of business by Borrower or any subsidiary thereof, in each case under any applicable domestic or foreign federal state or law. For the purposes hereof, an “Insolvency Proceeding” shall also include the taking, seeking or approving of any action in any proceeding described in the foregoing sentence by, against or concerning any other person that could affect the Borrower, any subsidiary thereof or the Senior Indebtedness.

The Lender agrees, by its acceptance hereof, that so long as the Senior Indebtedness have not been indefeasibly Paid in Full, the Lender shall execute, acknowledge and deliver, upon the Administrative Agent’s reasonable demand, at any time or from time to time, any and all further subordinations, agreements or other instruments in recordable form as the Administrative Agent may reasonably require for carrying out the purpose and intent of the covenants contained herein.

In addition, by accepting this Note, the Lender agrees that, notwithstanding anything to the contrary herein, it shall not be entitled to commence or take any Enforcement Action pursuant to this Note unless and until the Senior Indebtedness shall have been Paid in Full. “Enforcement Action” means (a) to take from or for the account of the Borrower, any other guarantor or any other Person on account of the obligations hereunder (other than the acceptance of payments in kind expressly permitted hereby), by set-off, recoupment or in any other manner, the whole or any part of any moneys that may now or hereafter be owing by the Borrower or any such other guarantor or other Person with respect to the obligations hereunder, (b) to demand payment of, to sue for payment of, or to initiate or participate with others in any suit, action or proceeding against the Borrower or any such guarantor or other Person to (i) enforce payment of or to collect the whole or any part of the obligations hereunder or (ii) commence judicial enforcement of any of the rights and remedies under this Note or applicable law with respect to the obligations hereunder, (c) to accelerate the obligations hereunder, (d) to exercise any put option or to cause the Borrower or any such guarantor or other Person to honor any redemption or mandatory prepayment obligation under this Note, (e) to take any action under the provisions of any state or federal law, including, without limitation, the Uniform Commercial Code, or under any contract or agreement, to enforce, foreclose upon, take possession of or sell any property or assets of the Borrower or any such guarantor or other Person, (f) the commencement of any Insolvency Proceeding by or against the Borrower or any guarantor or other Person in connection with or relating to or involving any of the obligations hereunder or any assets of the Borrower or any such guarantor or other Person, or (g) to exercise in any other manner any remedies with respect to all or any portion of the indebtedness and obligations hereunder available to the Lender at law, in equity, pursuant to judicial proceeding or otherwise; provided that the term “Enforcement Action” shall not include (i) legal action to prevent the expiration of any applicable statute of limitation or similar restriction on claims, (ii) the filing of responsive or defensive pleadings in opposition to any motion, claim adversary proceeding or other pleadings in opposition to any motion, claim, adversary proceeding or other pleading made by any Person objecting to or otherwise seeking the disallowance of the claims of the Lender, (iii) any non-judicial procedural actions that may be required solely as a precondition to acceleration or to preserve rights (such as giving a notice of default or notice of reservation of rights (including a reservation of acceleration rights subject to the terms of this Agreement)), or (iv) upon the occurrence and during the continuance of an event of default hereunder, the delivery to the Borrower of a notice of acceleration; provided that any such acceleration other than an automatic acceleration upon an Event of Default described in clause (b) or (c) of the definition thereof is, by its express terms, not effective until the Payment in Full and in cash of the Senior Indebtedness.

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By its acceptance hereof, the Lender agrees that the Senior Parties may, without affecting the subordination of the obligations hereunder, (1) release or compromise any obligation in the Loan Documents, (2) release its liens on, or surrender, release or permit any substitution or exchange of, all or any part of any properties securing repayment of the Loan Documents, (3) retain or obtain a Lien on any property to further secure payment of the Senior Indebtedness, or (4) amend or modify, or supplement or otherwise issue or extend additional Indebtedness under the Loan Documents, including without limitation, amendments and modifications that increase the amount of the Senior Indebtedness thereunder. No Senior Party shall be obligated to give the Lender notices of, or to obtain the consent of the Lender with respect to, any amendment, restatement, waiver, deferral, extension, consolidation, supplement or other modification to or under any of the Loan Documents.

To the fullest extent permitted by Law, no present or future holder of Senior Indebtedness shall be prejudiced in its right to enforce the subordination of this Note by any act or failure to act on the part of the Lender or by any act or failure to act on the part of such holder or any trustee or agent for such holder. The Borrower, and by accepting this Note, the Lender, each hereby agree that the subordination of this Note is for the benefit of the Senior Parties and that the Administrative Agent may, on behalf of itself and the other Senior Parties, proceed to enforce the subordination provisions herein.

Nothing contained in the subordination provisions set forth herein is intended to or will impair, as between the Borrower and the Lender, the obligations of the Borrower, which are absolute and unconditional, to pay to the Lender the principal of and interest, if any, on this Note as and when due and payable in accordance with its terms, or is intended to or will affect the relative rights of the Lender and other creditors of the Borrower other than the holders of Senior Indebtedness.

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The subordination effected hereby shall automatically survive any sale, assignment, pledge, disposition or other transfer of all or any portion of the loans evidenced by this Note without any further action required on the part of any party, and the terms of this Note shall be binding upon the successors and assigns of the Lender.

The Borrower and, by accepting this Note, the Lender, each waive: (a) presentment, demand, protest, notice of protest, notice of default or dishonor, notice of payment or nonpayment and any and all or other notices and demands of any kind in connection with any and all agreements, documents or instruments evidencing or securing all or any portion of the Senior Indebtedness; (b) notice of the acceptance; (c) notice of any other action taken by any Senior Party in connection with the Senior Indebtedness in reliance on this Note; and (d) except as may be otherwise specifically provided in this Note, all other demands and notices of every kind in connection with this Note and the Senior Indebtedness.

In the case of the happening of any of the following events and the continuance thereof beyond the applicable period of grace, if any (each, an “Event of Default”):

(a)       default shall be made in the payment of any interest on, principal of or any other amount due pursuant to this Note on the Maturity Date; or

(b)       an involuntary proceeding shall be commenced or an involuntary petition shall be filed seeking (i) liquidation, reorganization or other relief in respect of the Borrower or its debts, or of a substantial part of its assets, under any Federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect or (ii) the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for the Borrower or for a substantial part of its assets, and, in any such case, such proceeding or petition shall continue undismissed for 60 days or an order or decree approving or ordering any of the foregoing shall be entered; or

(c)       the Borrower shall (i) voluntarily commence any proceeding or file any petition seeking liquidation, reorganization or other relief under any Federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect, (ii) consent to the institution of, or fail to contest in a timely and appropriate manner, any proceeding or petition described in clause (b) above, (iii) apply for or consent to the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for the Borrower or for a substantial part of its assets, (iv) file an answer admitting the allegations of a petition filed against it in any such proceeding, (v) admit in writing its inability to pay its debts as they come due or make a general assignment for the benefit of creditors or (vi) take any action for the purpose of effecting any of the foregoing; or

then, and in every such event (other than an event with respect to the Borrower described in clause (b) or (c) above), and at any time thereafter during the continuance of such event, but subject to the provisions hereof, the Lender may, by notice to the Borrower, declare this Note to be due and payable in whole (or in part, in which case any principal not so declared to be due and payable may thereafter be declared to be due and payable), and thereupon the principal of this Note so declared to be due and payable, together with accrued interest thereon and all fees and other obligations of the Borrower accrued hereunder, shall become due and payable immediately, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower; and in case of any event with respect to the Borrower described in clause (b) or (c) above, the principal of this Note then outstanding, together with accrued interest thereon and all fees and other obligations of the Borrower accrued hereunder, shall automatically become due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower.

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The Borrower and, by accepting this Note, the Lender, each acknowledge and agree that (i) the Senior Parties have relied upon the subordination terms and provisions set forth herein for purposes of making, continuing to make, and/or continuing to hold loans and other financial accommodations to, the Borrower and certain of its subsidiaries, (ii) this Note may not be amended, restated, amended and restated, supplemented, novated, waived or otherwise modified in any manner at any time prior to the Payment in Full of the Senior Indebtedness, without the prior written consent of the Administrative Agent and (iii) the Administrative Agent and the other Senior Parties are, and are intended to be, third party beneficiaries of, and the Administrative Agent, on behalf of itself and the other Senior Parties is, and is intended to be, entitled to enforce, in each case, the subordination terms and provisions hereof, including without limitation, the terms of this paragraph. The Borrower further acknowledges and agrees that, as between the Borrower and each Senior Party, with respect to the subordination terms and provisions set forth herein and the rights of the Senior Parties hereunder, this Note shall constitute a Loan Document and be subject to the terms and provisions set forth therein, including, without limitation, indemnity and expense reimbursement provisions.

Whenever in this Note any party hereto is referred to, such reference shall be deemed to include the successors and assigns of such party. The Borrower shall not have the right to assign its rights or obligations hereunder or any interest herein (and any such attempted assignment shall be void). No failure or delay of the Lender in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. Subject to the immediately preceding paragraph, neither this Note nor any provision hereof may be waived, amended or modified, nor shall any departure therefrom be consented to, except pursuant to a written agreement entered into between the Borrower and the Lender with respect to which such waiver, amendment, modification or consent is to apply.

THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

The Borrower, and by accepting this Note, the Lender, hereby irrevocably and unconditionally submit, for itself and its property, to the exclusive jurisdiction of any New York State court or Federal court of the United States of America sitting in the Borough of Manhattan of the City of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Note, or for recognition or enforcement of any judgment, and the Lender hereby irrevocably and unconditionally agrees that, to the extent permitted by applicable Law, all claims in respect of any such action or proceeding may be heard and determined in such New York State court or, to the extent permitted by applicable law, in such Federal court. The Borrower, and by accepting this Note, the Lender, agree that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by Law. Nothing in this Note shall affect any right that the Lender may otherwise have to bring any action or proceeding relating to this Note against the Borrower, or any of its property, in the courts of any jurisdiction.

The Borrower, and by accepting this Note, the Lender, hereby irrevocably and unconditionally waive, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Note in any court referred to in the preceding paragraph hereof. The Borrower, and by accepting this Note, the Lender, hereby irrevocably waive, to the fullest extent permitted by applicable Law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

The Borrower, and by accepting this Note, the Lender, irrevocably consent to service of process in any matter regarding this Note in any manner permitted by Law.

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THE BORROWER, AND BY ACCEPTING THIS NOTE, THE LENDER, EACH HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH OR OTHERWISE RELATED TO THIS NOTE. THE BORROWER, AND BY ACCEPTING THIS NOTE, THE LENDER, EACH HEREBY (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT HAS BEEN INDUCED TO ACCEPT THIS NOTE BY, AMONG OTHER THINGS, THE WAIVERS AND CERTIFICATIONS IN THIS PARAGRAPH.

THE LENDER, BY MAKING ALL OR ANY PORTION OF THE LOAN EVIDENCED BY THIS NOTE TO THE BORROWER (AND ANY ASSIGNEE OF SUCH LENDER BY ACCEPTING THE ASSIGNMENT THEREOF, AND ANY OTHER HOLDER OF THIS NOTE AS A HOLDER THEREOF) IN EACH CASE, HAS, AND SHALL BE DEEMED TO HAVE, IRREVOCABLY ACCEPTED AND AGREED TO, AND IRREVOCABLY AGREED TO BE BOUND BY, EACH OF THE TERMS AND PROVISIONS HEREOF.

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IN WITNESS WHEREOF, the Borrower has executed this Note as of the date and year first written above.

LIBERTY TAX, INC.

		By:	/s/ Michael Piper
		Name:	Michael Piper
		Title:	Vice President and Chief Financial Officer

Acknowledged and Agreed:

VINTAGE CAPITAL MANAGEMENT LLC

By:	/s/ Brian Kahn
Name:	Brian Kahn
Title:	Manager

Address:	4705 S Apopka Vineland Rd 206
Orlando, FL 32819
Facsimile:	208.728.8007
Email:	Bkahn@vintcap.com